                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 9, 2002


                                  WALGREEN CO.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         ILLINOIS                   1-604                     36-1924025
--------------------------------------------------------------------------------
         (State or other            (Commission File          (IRS Employer
         jurisdiction of            Number)                   Identification
         incorporation)                                       Number)


         200 WILMOT ROAD, DEERFIELD, ILLINOIS                 60015
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (847) 914-2500


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         On May 9, 2002, upon the recommendation of its Audit Committee, the Board of Directors of Walgreen Co. named Deloitte & Touche LLP as the Company's independent public auditor for the current fiscal year ending August 31, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      WALGREEN CO.
                                    --------------------------------------------
                                                     (Registrant)



                                            By: /s/ R. L. Polark
                                                ---------------------------
                                                  R. L. Polark
                                                  Senior Vice President
                                                  (Chief Financial Officer)


Date: May 10, 2002